UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Sharecare, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The following is an excerpt of the transcript of an employee town hall held by Sharecare, Inc. (“Sharecare”) on August 14, 2024 and provided in recorded form to employees on August 16, 2024:

Dawn Whaley: Jeff, if you could, please give us an update on the Altaris deal.

Jeff Arnold: Sure. It's very procedural at this stage. As you may have seen in our earnings release on Friday, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the transaction occurred for us on Thursday, August 8th. So that's a big deal as part of this process; that's a milestone that we got over on the 8th and now the expiration of the waiting period satisfies one of the key conditions necessary for the transaction to close. So, like I said, an important milestone. Second, we're making progress towards the special meeting of stockholders to approve the transaction, which is a key item for closing.

Dawn Whaley: Right.

Jeff Arnold: So, we're making progress through our steps to get to that shareholder vote. And as you may have seen, the preliminary proxy statement for a special meeting of stockholders to vote on the transaction and the accompanying Schedule 13E-3, was filed on Monday, August 5th. And so, because we filed that, obviously everybody on the call is welcome to go read it. And once finalized, there'll be a definitive proxy statement that will set the date for the special meeting, which we expect to happen in the coming month.

And then finally, I think I speak for all of us – Brent and Justin, Dawn, Jen, everybody – that we've enjoyed continuing to get to know the Altaris team and we've developed a very collaborative relationship; but as we've said before, we continue to be an independent company until closing. However, we expect that to happen before the end of this year. And as I said, you know, we're making really good progress from a procedural standpoint; you know, moving the ball down the field to get to a closing, but if you have any additional questions, you can always reach out to Jen or as you know, you can email PR@sharecare.com and we'll get back to you with an answer.

Dawn Whaley: Got it. Great. Thanks.

Important Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this communication, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this communication include, but are not limited to, statements regarding our long-term strategy and positioning, growth, globalization and other strategic cost optimization initiatives and the corresponding benefits, including long-term growth, margin improvement and cash flow improvements, and partnerships or other relationships with third parties or customers, in each case on our future growth objectives and statements regarding our future results and outlook, including those under the caption “Financial Outlook.”

We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. For example, the Company’s Financial Outlook assumes business currently under contract and satisfaction by our customers of their contractual obligations under those agreements, which is not within the Company’s control. If a customer fails to satisfy its contractual obligations, actual revenue and Adjusted EBITDA could be negatively impacted. Descriptions of some of the other factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 30, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sharecare. In connection with the proposed transaction, Sharecare filed and will file relevant materials with the SEC, including Sharecare’s proxy statement on Schedule 14A (the “Proxy Statement”), filed with the SEC on August 5, 2024. This communication is not a substitute for the Proxy Statement or for any other document that Sharecare may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Sharecare’s stockholders for their consideration. Before making any voting decision, Sharecare’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Sharecare’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Sharecare, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, Attention: Investor Relations, investors@sharecare.com, or from Sharecare’s website www.sharecare.com.

Participants in the Solicitation

Sharecare and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sharecare’s directors and executive officers is available in Sharecare’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Director Compensation” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Sharecare’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Jeffrey T. Arnold on May 17, 2024; Form 4, filed by Dawn Whaley on May 17, 2024; Form 4, filed by Justin Ferrero on May 17, 2024; Form 4, filed by Carrie Ratliff on May 17, 2024; Form 4, filed by Michael Blalock on May 17, 2024; Form 4, filed by Colin Daniel on May 17, 2024; Form 4, filed by Jeffrey A. Allred on June 12, 2024; Form 4, filed by John Huston Chadwick on June 12, 2024; Form 4, filed by Kenneth R. Goulet on June 12, 2024; Form 4, filed by Brent D. Layton on June 12, 2024; Form 4, filed by Rajeev Ronanki on June 12, 2024; Form 4, filed by Rajeev Ronanki on June 18, 2024; Form 4, filed by Kenneth R. Goulet on June 18, 2024; Form 4, filed by Colin Daniel on June 18, 2024; Form 4, filed by Carrie Ratliff on June 18, 2024; Form 4, filed by Veronica Mallett on June 18, 2024; Form 4, filed by Jeffrey Sagansky on June 18, 2024; Form 4, filed by John Huston Chadwick on June 18, 2024; Form 4, filed by Justin Ferrero on June 18, 2024; Form 4, filed by Nicole Torraco on June 18, 2024; Form 4, filed by Alan G. Mnuchin on June 18, 2024; Form 4, filed by Michael Blalock on June 18, 2024; Form 4, filed by Sandro Galea on June 18, 2024; Form 4, filed by Dawn Whaley on June 18, 2024; Form 4, filed by Jeffrey A. Allred on June 18, 2024; Form 4, filed by Colin Daniel on July 15, 2024; Form 4, filed by Dawn Whaley on July 15, 2024; Form 4, filed by Justin Ferrero on July 15, 2024; Form 4, filed by Michael Blalock on July 15, 2024; Form 4, filed by Carrie Ratliff on July 15, 2024; Form 4, filed by Justin Ferrero on July 30, 2024; Form 4, filed by Brent D. Layton on July 30, 2024; Form 4, filed by Jeffrey T. Arnold on July 30, 2024; Form 4, filed by Colin Daniel on July 30, 2024; Form 4, filed by Michael Blalock on July 30, 2024; Form 4, filed by Carrie Ratliff on July 30, 2024; Form 4, filed by Dawn Whaley on July 30, 2024; Form 4, filed by Jeffrey T. Arnold on August 15, 2024; Form 4, filed by Dawn Whaley on August 15, 2024; Form 4, filed by Justin Ferrero on August 15, 2024; Form 4, filed by Colin Daniel on August 15, 2024; and Form 4, filed by Michael Blalock on August 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Proxy Statement, the Schedule 13E-3 and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement, the Schedule 13E-3 and such other materials may be obtained as described in the preceding paragraph.